UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2007

Berliner Communications, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28579 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

20 Bushes Lane Elmwood Park, New Jersey (Address of Principal Executive Offices)	07407 (Zip Code)

Registrant's telephone number, including area code: (201) 791-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 10, 2007 (the “Effective Date”), we entered into employment agreements with Richard B. Berliner, our Chief Executive Officer and Nicholas Day, our General Counsel and Secretary. On December 12, 2007, we entered into an employment agreement with Michael S. Guerriero, our Chief Operating Officer. The following summarizes the material terms of each employment agreement:

Richard B. Berliner

•	The term of the employment agreement begins on the Effective Date and continues until June 30, 2009;

•	Mr. Berliner will receive an annual base salary of $360,000;

•
Mr. Berliner is entitled to participate in all compensation and employee benefit plans. Mr. Berliner is eligible to earn a cash bonus at the end of each fiscal year based on performance criteria set by the Compensation Committee of our Board of Directors. For the fiscal year ending June 30, 2008, Mr. Berliner’s cash bonus compensation will be based on the following factors:

o	If the Company’s EBITDA for the fiscal year is less than $3.5 million, Mr. Berliner receives no bonus;

o	If the Company’s EBITDA is between $3.5 million and $4.5 million for the fiscal year, Mr. Berliner receives a bonus amount equal to three percent (3%) of the Company’s EBITDA; and

o	If the Company’s EBITDA is more than $4.5 million for the fiscal year, Mr. Berliner receives a bonus amount equal to four percent (4%) of the Company’s EBITDA.

•
Mr. Berliner may be entitled to receive certain payments upon termination of his employment or a change of control of the Company. If Mr. Berliner’s employment is terminated without “Cause” (as defined in the employment agreement), if he resigns for “Good Reason” (as defined in the employment agreement) or if he is terminated in connection with a Change of Control (as defined in the employment agreement) he will be entitled to an amount equal to his base salary then in effect for the remainder of the employment term (which ends June 30, 2009) or for twelve (12) months, whichever is longer. Payments made in connection with his termination of employment are generally subject to his delivery to us of a general release of claims.

Nicholas Day

•	The term of the employment agreement begins on the Effective Date and continues until June 30, 2009;

•	Mr. Day will receive an annual base salary of $225,000;

•
Mr. Day is entitled to participate in all compensation and employee benefit plans. Mr. Day is eligible to earn a cash bonus at the end of each fiscal year based on performance criteria set by the Compensation Committee of our Board of Directors. For the fiscal year ending June 30, 2008, Mr. Day’s cash bonus compensation will be based on the following factors:

o	50% will be based on the Company achieving no less than $3.5 million in EBITDA for the fiscal year;

o	50% will be based upon Mr. Day’s personal performance, as determined by our Chief Executive Officer and Compensation Committee according to criteria to be established in consultation with Mr. Day; and

•
If the above referenced EBITDA target is achieved, and if Mr. Day’s personal performance merits it, the Company expects that Mr. Day will receive a cash bonus of no less than thirty percent (30%) of his base salary paid during the year.

•
Mr. Day may be entitled to receive certain payments upon termination of his employment or a change of control of the Company. If Mr. Day’s employment is terminated without “Cause” (as defined in the employment agreement), if he resigns for “Good Reason” (as defined in the employment agreement) or if he is terminated in connection with a “Change of Control” (as defined in the employment agreement) he will be entitled to an amount equal to his base salary then in effect for twelve (12) months. Payments made in connection with his termination of employment are generally subject to his delivery to us of a general release of claims.

Michael S. Guerriero

•	The term of the employment agreement begins on December 12, 2007 and continues until June 30, 2009;

•	Mr. Guerriero will receive an annual base salary of $225,000;

•
Mr. Guerriero is entitled to participate in all compensation and employee benefit plans. Mr. Guerriero is eligible to earn a cash bonus at the end of each fiscal year based on performance criteria set by the Compensation Committee of our Board of Directors. For the fiscal year ending June 30, 2008, Mr. Guerriero’s cash bonus compensation will be based on the following factors:

o	The financial performance of the Company, measured by the Company’s revenue, gross margin and EBITDA for the fiscal year; and

o	Mr. Guerriero’s personal performance, measured by the financial performance of the Company’s branch offices, customer satisfaction, and executive management and development.

o
In addition, Mr. Guerriero has the opportunity to earn stock options as part of his fiscal 2008 bonus program at the rate of 20,000 stock options for each $1.0 million in EBITDA achieved by the Company, with no stock options awarded unless the Company achieves $3.5 million in EBITDA for the fiscal year.

•
Mr. Guerriero may be entitled to receive certain payments upon termination of his employment or a change of control of the Company. If Mr. Guerriero’s employment is terminated without “Cause” (as defined in the employment agreement), if he resigns for “Good Reason” (as defined in the employment agreement) or if he is terminated in connection with a Change of Control (as defined in the employment agreement) he will be entitled to an amount equal to his base salary then in effect for twelve (12) months. Payments made in connection with his termination of employment are generally subject to his delivery to us of a general release of claims.

The foregoing description of the employment agreements for Mr. Berliner, Mr. Guerriero and Mr. Day do not purport to be a complete statement of our Company’s, or Mr. Berliner’s, Mr. Guerriero’s or Mr. Day’s rights under each respective employment agreement and is qualified in its entirety by reference to the full text of each employment agreement, all of which are filed as exhibits hereto.

Item 9.01           Financial Statements and Exhibits.

(d)       Exhibits

10.1	Employment Agreement, dated as of December 10, 2007, by and between Berliner Communications, Inc. and Richard B. Berliner.

10.2	Employment Agreement, dated as of December 10, 2007, by and between Berliner Communications, Inc. and Nicholas Day.

10.3	Employment Agreement, dated as of December 12, 2007, by and between Berliner Communications, Inc. and Michael S. Guerriero.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERLINER COMMUNICATIONS, INC.

Date: December 13, 2007	By:	/s/ Richard B. Berliner
	Name:	Richard B. Berliner
	Title:	Chief Executive Officer